                                                                    EXHIBIT 10.2


                       FIRST AMENDMENT TO CREDIT AGREEMENT



         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated effective as of November 5, 2001 (the "FIRST AMENDMENT" or this "Amendment") is among KIRBY CORPORATION, a Nevada corporation (the "BORROWER"), the banks named on the signature pages hereto (the "BANKS"), THE CHASE MANHATTAN BANK (successor by merger to Chase Bank of Texas, N.A., formerly known as Texas Commerce Bank National Association), as administrative agent (the "ADMINISTRATIVE AGENT"), and Bank of America, N.A., as syndication agent (the "SYNDICATION AGENT").

                              PRELIMINARY STATEMENT

         (1) Pursuant to that certain Credit Agreement dated as of October 12, 1999, among the Borrower, the banks named therein, the Administrative Agent, the Syndication Agent, and the other agents therein named, said parties made a revolving credit facility converting to a term facility available to the Borrower upon the terms and conditions set forth therein (the "CREDIT AGREEMENT").

         (2) The Borrower has requested that certain provisions of the Credit Agreement be amended, and the undersigned Banks and the Administrative Agent have agreed to amend such provisions to the extent and in the manner set forth herein.

         Accordingly, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 DEFINED TERMS. All capitalized terms defined in the Credit Agreement, and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Upon the effectiveness of this Amendment, each reference (a) in the Credit Agreement to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, (b) in the Notes and the other Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby, and (c) in the Loan Documents to any term defined by reference to the Credit Agreement shall mean and be a reference to such term as defined in the Credit Agreement, as amended hereby.

         SECTION 1.02 REFERENCES, ETC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. In this Amendment, unless a clear contrary intention appears the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. No provision of this Amendment shall be interpreted or constructed against any Person solely because that Person or its legal representative drafted such provision.



                                                                 FIRST AMENDMENT

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

         SECTION 2.01 AMENDMENT TO SECTION 6.01. SECTION 6.01 is amended and restated to read as follows:

                           "Section 6.01 Financial Covenants. The Borrower will not:

                           (a) Fixed Charge Coverage Ratio. Permit the ratio of
         (i) EBITDA minus Capital Expenditures (other than Acquisitions that also constitute Capital Expenditures) to (ii) Interest Expense, measured as of the last day of any calendar quarter for the twelve month period then ended to be less than the ratio of 3.0 to 1.0.

                           (b) Debt Coverage Ratio. Permit the ratio of (i) Funded Debt as of the last day of any calendar quarter to (ii) EBITDA for the twelve month period then ended to equal or exceed the ratio shown below for the periods indicated:

                           12/31/01 through 12/31/02          3.25 to 1

                           03/31/03 and thereafter            3.0 to 1

                           (c) Minimum Net Worth. Permit Net Worth, measured as of the last day of any calendar quarter, to be less than the sum of (i) $225,000,000, plus (ii) (A) a cumulative amount (calculated as of the end of the most recently completed fiscal year as of the time of the calculation) equal to fifty percent (50%), if positive, zero percent (0%), if negative, of Net Income for the period from July 1, 2001, through December 31, 2001, and for each fiscal year thereafter during the term of this Agreement and (B) 100% of the net cash proceeds from the issuance and sale, other than to a Subsidiary of Borrower, of any of Borrower's capital stock, minus the actual amount paid by the Borrower, up to a maximum of $25,000,000, for the repurchase of its capital stock after November 5, 2001."

         SECTION 2.02 AMENDMENT TO SECTION 6.02(A)(I). SECTION 6.02(A)(I) is amended and restated to read as follows: "(i) Debt of the Borrower under the Loan Documents;".

         SECTION 2.03 AMENDMENT TO ANNEX A - DEFINITIONS.

                  (a) The following definition is hereby added to Annex A:

                  "EBITDA" means Adjusted Net Income plus, to the extent same caused a reduction in Adjusted Net Income, Interest Expense, depreciation, amortization and income tax expense.

                  (b) The following definition is hereby amended and restated as follows:

                  "Existing Credit Agreement" means the Credit Agreement dated as of September 19, 1997, by and among the Borrower, The Chase Manhattan Bank (successor by merger to Chase Bank of Texas, N.A., formerly known as Texas Commerce Bank National Association), as Funds Administrator and Agent and the other Banks therein named, as amended by the First Amendment dated as of January 30, 1998, by the Second Amendment dated as of November 30, 1998, by the Third Amendment dated as of


                                       2                         FIRST AMENDMENT

         November 5, 2001, and as may be further amended, restated, or modified from time to time.

                  (c) The definitions of "Modified Net Cash Flow" and "Net Cash Flow" are hereby deleted in their entirety.

                                  ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

SECTION 3.01 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon receipt by the Administrative Agent of the following, each in form and substance reasonably satisfactory to the Administrative Agent and in such number of counterparts as may be reasonably requested by the Administrative Agent:

                           (a) This Amendment duly executed by the Borrower and the Majority Banks.

                           (b) A certificate of the secretary or an assistant secretary of the Borrower certifying (i) true and correct copies of resolutions adopted by the Board of Directors of the Borrower (A) authorizing the execution, delivery and performance by the Borrower of this Amendment, and (B) authorizing officers of the Borrower to execute and deliver this Amendment, and (ii) the incumbency and specimen signatures of the officers of the Borrower executing this Amendment or any other document on behalf of the Borrower.

                           (c) The Borrower shall have paid to the
         Administrative Agent for the account of each Bank executing this Amendment, an amendment fee equal to five (5) basis points times each such Bank's unpaid principal amount of Loans.

                           (d) A Third Amendment to the Existing Credit
         Agreement shall be effective as of the effective date hereof, amending the Existing Credit Agreement so that the financial covenants contained in Section 6.01 of the Existing Credit Agreement as amended by such Third Amendment are the same as the financial covenants contained in
         Section 6.01 of the Credit Agreement as hereby amended.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Bank Group to enter into this Amendment, the Borrower hereby represents and warrants to the Bank Group as follows:

         SECTION 4.01 CREDIT AGREEMENT. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, and with this Amendment constituting one of the Loan Documents, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct on the date hereof as though made on and as of such date.

         SECTION 4.02 NO DEFAULT. After giving effect to the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing as of the date hereof.



                                       3                         FIRST AMENDMENT

                                   ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.01 AFFIRMATION OF LOAN DOCUMENTS. The Borrower hereby acknowledges and agrees that all of its obligations under the Credit Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect following the execution and delivery of this Amendment, and such obligations are hereby affirmed, ratified and confirmed by the Borrower.

         SECTION 5.02 COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent and the Syndication Agent in connection with the preparation, execution, delivery, filing, administration and recording of this Amendment and any other agreements delivered in connection with or pursuant to this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of Haynes and Boone, LLP, special counsel to the Syndication Agent.

         SECTION 5.03 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Bank Group and their respective successors and assigns.

         SECTION 5.04 CAPTIONS. The captions in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Amendment.

         SECTION 5.05 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered either in original, facsimile or electronic form, shall be deemed to be an original but all of which taken together shall constitute but one and the same instrument.

         SECTION 5.06 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         SECTION 5.07 FINAL AGREEMENT OF THE PARTIES. THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS THERETO), AS AMENDED BY THIS AMENDMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.





                                       4                         FIRST AMENDMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    BORROWER

                                    KIRBY CORPORATION


                                    By: /s/ Norman W. Nolen
                                       -----------------------------------------
                                    Name:   Norman W. Nolen
                                    Title:  Executive Vice President



                                    THE CHASE MANHATTAN BANK,
                                    successor by merger to Chase Bank of
                                    Texas, N.A., as Administrative Agent and as a Bank


                                    By: /s/ H. David Jones
                                       -----------------------------------------
                                    Name:   H. David Jones
                                    Title:  Vice President


                                    BANK OF AMERICA, N.A., as
                                    Syndication Agent and as a Bank


                                    By: /s/ Claire M. Liu
                                       -----------------------------------------
                                    Name:   Claire M. Liu
                                    Title:  Managing Director


                                    BANK ONE, N.A.


                                    By: /s/ J. V. Carr, Jr.
                                       -----------------------------------------
                                    Name:   J. V. Carr, Jr.
                                    Title:  First Vice President:



                      SIGNATURE PAGE TO THE FIRST AMENDMENT

                                  FIRST UNION NATIONAL BANK


                                  By: /s/ Roy O. Young
                                     -------------------------------------------
                                  Name:   Roy O. Young
                                  Title:  Vice President


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW
                                  YORK BRANCH


                                  By: /s/ Michael N. Oakes
                                     -------------------------------------------
                                  Name:   Michael N. Oakes
                                  Title:  Senior Vice President, Houston Office


                                  WELLS FARGO BANK (TEXAS),
                                  NATIONAL ASSOCIATION


                                  By: /s/ Warren R. Ross
                                     -------------------------------------------
                                  Name:   Warren R. Ross
                                  Title:  Vice President


                                  FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.)


                                  By: /s/ Alicia Szendiuch
                                     -------------------------------------------
                                  Name:   Alicia Szendiuch
                                  Title:  Managing Director


                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  HOUSTON AGENCY


                                  By: /s/ Joey Powell
                                     -------------------------------------------
                                  Name:   Joey Powell
                                  Title:  Officer

                                  By: /s/ John Mearns
                                     -------------------------------------------
                                  Name:   John Mearns
                                  Title:  Vice President & Manager




                      SIGNATURE PAGE TO THE FIRST AMENDMENT

                                  DEN NORSKE BANK ASA


                                  By: /s/ Sanjiv Nayar
                                     -------------------------------------------
                                  Name:   Sanjiv Nayar
                                  Title:  Vice President

                                  By: /s/ Barbara Gronquist
                                     -------------------------------------------
                                  Name:   Barbara Gronquist
                                  Title:  Senior Vice President


                                  GUARANTY BANK


                                  By: /s/ Scott L. Brewer
                                     -------------------------------------------
                                  Name:   Scott L. Brewer
                                  Title:  Vice President


                                  HIBERNIA NATIONAL BANK


                                  By: /s/ Corwin Dupree
                                     -------------------------------------------
                                  Name:   Cowin Dupree
                                  Title:  Bank Officer


                                  SOUTHWEST BANK OF TEXAS, N.A.


                                  By: /s/ Gary Tolbert
                                     -------------------------------------------
                                  Name:   Gary Tolbert
                                  Title:  SVP


                                  BANCO ESPIRITO SANTO, S.A.


                                  By: /s/ Terry H. Hull
                                     -------------------------------------------
                                  Name:   Terry H. Hull
                                  Title:  Senior Vice President


                                  By: /s/ Leon Stark
                                     -------------------------------------------
                                  Name:   Leon Stark
                                  Title:  Senior Vice President
                                          Deputy General Manager



                      SIGNATURE PAGE TO THE FIRST AMENDMENT